                                                                     EXHIBIT 4.1

================================================================================


                             R&B FALCON CORPORATION
                                                      , AS ISSUER

                                       AND

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                                     , AS TRUSTEE


                               ------------------

                                    INDENTURE

                           DATED AS OF APRIL 14, 1998

                               ------------------


                                 $1,100,000,000

                              SERIES A AND SERIES B

                  $250,000,000 6 1/2% SENIOR NOTES DUE 2003

                  $350,000,000 6 3/4% SENIOR NOTES DUE 2005

                   $250,000,000 6.95% SENIOR NOTES DUE 2008

                  $250,000,000 7 3/8% SENIOR NOTES DUE 2018


================================================================================

                             CROSS-REFERENCE TABLE*


TIA Section                                                               Indenture Section
-----------                                                               -----------------
310 (a)(1) ....................................................................  6.10
    (a)(2).....................................................................  6.10
    (a)(3).....................................................................  N.A.
    (a)(4).....................................................................  N.A.
    (a)(5).....................................................................  6.10
    (b)........................................................................  6.10; 7.01(b)
    (c)........................................................................  N.A.
311 (a)........................................................................  6.11
    (b)........................................................................  6.11
    (c)........................................................................  N.A.
312 (a)........................................................................  2.05
    (b)........................................................................  11.03
    (c)........................................................................  11.03
313 (a)........................................................................  6.06
    (b)........................................................................  6.06
    (c)........................................................................  6.06
    (d)........................................................................  6.06
314 (a)........................................................................  3.03
    (b)........................................................................  N.A.
    (c)(1).....................................................................  11.04
    (c)(2).....................................................................  11.04
    (c)(3).....................................................................  N.A.
    (d)........................................................................  N.A.
    (e)........................................................................  11.05
    (f)........................................................................  N.A.
315 (a)........................................................................  6.01(b)
    (b)........................................................................  6.05
    (c)........................................................................  6.01(a)
    (d)........................................................................  6.01(c)
    (e)........................................................................  5.11
316 (a)(last sentence).........................................................  2.09
    (a)(1)(A)..................................................................  5.05
    (a)(1)(B)..................................................................  5.04
    (a)(2).....................................................................  N.A.
    (b)........................................................................  5.07
    (c)........................................................................  8.04
317 (a)(1).....................................................................  5.08
    (a)(2).....................................................................  5.09
    (b)........................................................................  2.04
318 (a)........................................................................  10.01
318 (c)........................................................................  10.01

----------
N.A. means not applicable
* This Cross-Reference Table is not part of this Indenture

                                TABLE OF CONTENTS

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01   Definitions..................................................1
SECTION 1.02   Other Definitions............................................9
SECTION 1.03   Incorporation by Reference of Trust Indenture Act...........10
SECTION 1.04   Rules of Construction.......................................10

                                   ARTICLE II

                                 THE SECURITIES

SECTION 2.01   Form and Dating.............................................11
SECTION 2.02   Execution and Authentication................................12
SECTION 2.03   Registrar and Paying Agent..................................13
SECTION 2.04   Paying Agent to Hold Money in Trust.........................13
SECTION 2.05   Holder Lists................................................14
SECTION 2.06   Transfer and Exchange.......................................14
SECTION 2.07   Certificated Securities.....................................18
SECTION 2.08   Replacement Securities......................................19
SECTION 2.09   Outstanding Securities......................................20
SECTION 2.10   Treasury Securities.........................................20
SECTION 2.11   Temporary Securities........................................20
SECTION 2.12   Cancellation................................................21
SECTION 2.13   Defaulted Interest..........................................21
SECTION 2.14   Persons Deemed Owners.......................................21

                                   ARTICLE III

                                    COVENANTS

SECTION 3.01   Payment of Securities.......................................21
SECTION 3.02   Maintenance of Office or Agency.............................22
SECTION 3.03   SEC Reports; Financial Statements...........................22
SECTION 3.04   Compliance Certificate......................................23
SECTION 3.05   Corporate Existence.........................................24
SECTION 3.06   Maintenance of Properties...................................24
SECTION 3.07   Payment of Taxes and Other Claims...........................24

SECTION 3.08   Waiver of Stay, Extension or Usury Laws.....................25
SECTION 3.09   Limitation on Sale/Leaseback Transactions...................25
SECTION 3.10   Limitation on Liens.........................................26
SECTION 3.11   Registration Rights Agreement...............................27

                                   ARTICLE IV

                                   SUCCESSORS

SECTION 4.01   Limitations on Mergers and Consolidations...................27
SECTION 4.02   Successor Corporation Substituted...........................28

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.01   Events of Default...........................................28
SECTION 5.02   Acceleration................................................30
SECTION 5.03   Other Remedies..............................................31
SECTION 5.04   Waiver of Existing Defaults.................................31
SECTION 5.05   Control by Majority.........................................32
SECTION 5.06   Limitations on Suits........................................32
SECTION 5.07   Rights of Holders to Receive Payment........................33
SECTION 5.08   Collection Suit by Trustee..................................33
SECTION 5.09   Trustee May File Proofs of Claim............................33
SECTION 5.10   Priorities..................................................34
SECTION 5.11   Undertaking for Costs.......................................34

                                   ARTICLE VI

                                     TRUSTEE

SECTION 6.01   Duties of Trustee...........................................34
SECTION 6.02   Rights of Trustee...........................................36
SECTION 6.03   Individual Rights of Trustee................................37
SECTION 6.04   Trustee's Disclaimer........................................37
SECTION 6.05   Notice of Defaults..........................................37
SECTION 6.06   Reports by Trustee to Holders...............................37
SECTION 6.07   Compensation and Indemnity..................................38
SECTION 6.08   Replacement of Trustee......................................39
SECTION 6.09   Successor Trustee by Merger, etc............................40

SECTION 6.10   Eligibility; Disqualification...............................40
SECTION 6.11   Preferential Collection of Claims Against Company...........40

                                   ARTICLE VII

                             DISCHARGE OF INDENTURE

SECTION 7.01   Termination of Company's Obligations........................41
SECTION 7.02   Application of Trust Money..................................43
SECTION 7.03   Repayment to Company........................................44
SECTION 7.04   Reinstatement...............................................44

                                  ARTICLE VIII

                                   AMENDMENTS

SECTION 8.01   Without Consent of Holders..................................44
SECTION 8.02   With Consent of Holders.....................................46
SECTION 8.03   Compliance with Trust Indenture Act.........................47
SECTION 8.04   Revocation and Effect of Consents...........................47
SECTION 8.05   Notation on or Exchange of Securities.......................48
SECTION 8.06   Trustee to Sign Amendments, etc.............................48

                                   ARTICLE IX

                            GUARANTEES OF SECURITIES

SECTION 9.01   Unconditional Guarantees....................................48
SECTION 9.02   Limitation of Guarantor's Liability.........................51
SECTION 9.03   Contribution................................................51
SECTION 9.04   Execution and Delivery of Guarantees........................51
SECTION 9.05   Addition of Guarantors......................................52
SECTION 9.06   Release of Guarantee........................................52
SECTION 9.07   Consent to Jurisdiction and Service of Process..............53
SECTION 9.08   Waiver of Immunity..........................................53
SECTION 9.09   Judgment Currency...........................................54

                                    ARTICLE X

                                   REDEMPTION

SECTION 10.01  Notices to Trustee..........................................54
SECTION 10.02  Selection of Securities to be Redeemed......................54
SECTION 10.03  Notices to Holders..........................................55
SECTION 10.04  Effect of Notices of Redemption.............................56
SECTION 10.05  Deposit of Redemption Price.................................56
SECTION 10.06  Securities Redeemed in Part.................................56
SECTION 10.07  Optional Redemption.........................................56

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01  Trust Indenture Act Controls................................57
SECTION 11.02  Notices.....................................................57
SECTION 11.03  Communication by Holders with Other Holders.................59
SECTION 11.04  Certificate and Opinion as to Conditions Precedent..........60
SECTION 11.05  Statements Required in Certificate or Opinion...............60
SECTION 11.06  Rules by Trustee and Agents.................................60
SECTION 11.07  Legal Holidays..............................................61
SECTION 11.08  No Recourse Against Others..................................61
SECTION 11.09  Governing Law...............................................61
SECTION 11.10  No Adverse Interpretation of Other Agreements...............61
SECTION 11.11  Successors..................................................61
SECTION 11.12  Severability................................................61
SECTION 11.13  Counterpart Originals.......................................62
SECTION 11.14  Table of Contents, Headings, etc............................62


                                    EXHIBITS

EXHIBIT A      Form of 5-Year Security.....................................A-1
EXHIBIT B      Form of 7-Year Security.....................................B-1
EXHIBIT C      Form of 10-Year Security....................................C-1
EXHIBIT D      Form of  20-Year Security...................................D-1
EXHIBIT E      Form of Supplemental Indenture..............................E-1

         INDENTURE dated as of April 14, 1998 between R&B FALCON CORPORATION, a Delaware corporation (the "Company"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association (the "Trustee").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's (i) 6 1/2% Series A Senior Notes due 2003 (the "Series A 5- Year Securities") and 6 1/2% Series B Senior Notes due 2003 (the "Series B 5-Year Securities" and with the Series A 5-Year Securities, the "5-Year Securities"), (ii) 6 3/4% Series A Senior Notes due 2005 (the "Series A 7-Year Securities") and 6 3/4% Series B Senior Notes due 2005 (the "Series B 7- Year Securities" and with the Series A 7-Year Securities, the "7-Year Securities"), (iii) 6.95% Series A Senior Notes due 2008 (the "Series A 10-Year Securities") and 6.95% Series B Senior Notes due 2008 (the "Series B 10-Year Securities" and with the Series A 10-Year Securities, the "10-Year Securities") and (iv) 73/8% Series A Senior Notes due 2018 (the "Series A 20-Year Securities") and 73/8% Series B Senior Notes due 2018 (the "Series B 20-Year Securities" and with the Series A 20- Year Securities, the "20-Year Securities"). The Series A 5-Year Securities, the Series A 7-Year Securities, the Series A 10-Year Securities and the Series A 20-Year Securities are collectively referred to herein as the "Series A Securities", and the Series B 5-Year Securities, the Series B 7- Year Securities, the Series B 10-Year Securities and Series B 20-Year Securities are collectively referred to herein as the "Series B Securities." In addition, each of the 5-Year Securities, the 7-Year Securities, the 10-Year Securities and the 20-Year Securities shall constitute a "series" of Securities:

                                       ARTICLE I

                       DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01        Definitions.

         "Adjusted Net Assets" of a Guarantor at any date means the lesser of
(x) the amount by which the fair value of the property of such Guarantor at such date exceeds the total amount of liabilities, including, without limitation, the probable amount of contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date) of such Guarantor at such date, but excluding liabilities under the Guarantee of such Guarantor, and (y) the amount by which the present fair saleable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date and after giving effect to any collection from any Subsidiary of such Guarantor in respect of any obligations of such Subsidiary under the Guarantee of such Guarantor), excluding debt in respect of the Guarantee of such Guarantor, as they become absolute and matured.

         "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. The Trustee may request and may conclusively rely upon an Officers' Certificate to determine whether any Person is an Affiliate of any specified Person.

         "Agent" means any Registrar or Paying Agent.

         "Attributable Indebtedness," when used with respect to any Sale/Leaseback Transaction, means, as at the time of determination, the present value (discounted at the rate set forth or implicit in the terms of the lease included in such transaction) of the total obligations of the lessee for rental payments (other than amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items which do not constitute payments for property rights) during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended).

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal, state or foreign law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

         "Business Day" means any day that is not a Legal Holiday.

         "Capital Stock" of any Person means and includes any and all shares, interests, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests in (however designated) the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

         "Capitalized Lease Obligation" of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

         "Common Equity" of any Person means and includes all Capital Stock of such Person that is generally entitled (without regard to the occurrence of any contingency) to (i) vote in the election of directors of such Person, or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Company" shall also mean each Guarantor, if any.

         "Consolidated Net Worth" of the Company means the consolidated stockholders' equity of the Company and its Subsidiaries, as determined in accordance with GAAP.

         "Corporate Trust Office of the Trustee" means the office of the Trustee at which the corporate trust business of the Trustee shall be principally administered, which office shall initially be located at the address of the Trustee specified in Section 11.02 hereof and may be located at such other address as the Trustee may give notice to the Company.

         "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

         "Depositary" means The Depository Trust Company, its nominees and their respective successors.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

         "Exchange Offer" means the offer that may be made by the Company pursuant to a Registration Rights Agreement to exchange each series of the Series B Securities for the corresponding series of Series A Securities.

         "Exchange Offer Registration Statement" means a registration statement under the Securities Act relating to an Exchange Offer, including the related prospectus.

         "Funded Indebtedness" means all Indebtedness (including Indebtedness incurred under any revolving credit, letter of credit or working capital facility) that matures by its terms, or that is renewable at the option of any obligor thereon to a date, more than one year after the date on which such Indebtedness is originally incurred.

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

         "Guarantor" means (i) each Subsidiary of the Company that becomes a guarantor of the Securities pursuant to Section 9.05 hereof, (ii) each Subsidiary of the Company that executes a supplemental indenture in which such Subsidiary agrees to be bound by Article IX hereof and (iii) any Subsidiary of the Company that is a successor corporation of any Subsidiary of the Company referred to in clauses (i) or (ii). The term "Guarantor" shall not include any Subsidiary of the Company referred to in clauses (i) through (iii) that shall have been released from its obligations under Article IX pursuant to Section
9.06 hereof.

         "Hedging Obligations" of any Person means the net obligations (not the notional amount) of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate collar agreement, option or futures contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

         "Holder" means a Person in whose name a Security is registered.

         "Indebtedness" of any Person at any date means, without duplication,
(i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit and performance bonds issued by such Person in the ordinary course of business, to the extent not drawn or, to the extent drawn, if such drawing is reimbursed not later than the third Business Day following demand for reimbursement, (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (v) all Capitalized Lease Obligations of such Person, (vi) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, to the extent of the fair market value of all the assets of such Person subject to such Lien, (vii) all Indebtedness of others guaranteed by such Person to the extent of such guarantee and (viii) all Hedging Obligations of such Person.

         "Indenture" means this Indenture as amended or supplemented from time to time.

         "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company for purposes of calculating any Make-Whole Premium, provided, that if the Company fails to make such appointment at least 45 Business Days prior to the Redemption Date for any Security to be redeemed, or if the institution so appointed is unwilling or unable to make such calculation, such calculation will be made by Credit Suisse First Boston Corporation or, if such firm is unwilling or unable to make such calculation, by an independent investment banking institution of national standing appointed by the Trustee.

         "Initial Purchasers" means Credit Suisse First Boston Corporation, Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Morgan Stanley & Co. Incorporated, as initial purchasers in the Offering.

         "Interest Payment Date" shall have the meaning assigned to such term in the Securities.

         "Issue Date" means the first date on which the Series A Securities are issued under this Indenture.

         "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of New York, New York, Houston, Texas or a place of payment are authorized or obligated by law, regulation or executive order to remain closed.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law. For the purposes of this Indenture, the Company or any Subsidiary of the Company shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease Obligation or other title retention agreement relating to such asset.

         "Make-Whole Premium" means, with respect to any 7-Year Security, 10-Year Security or 20-Year Security (or portion thereof) to be redeemed, an amount equal to the excess, if any, of:

                  (i) the sum of the present values, calculated as of the Redemption Date, of:

                           (A) each interest payment that, but for such
                  redemption, would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date); and

                           (B) the principal amount that, but for such
                  redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

         over

                  (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus (i) 20 basis points in the case of the 7-Year Securities, (ii) 20 basis points in the case of the 10-Year Securities and (iii) 25 basis points in the case of the 20-Year Securities. The Make-Whole Premium will be calculated by an Independent Investment Banker. The 5-Year Securities will not be redeemable.

         For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date.

         The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then the Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         "Net Proceeds" means, with respect to any Sale/Leaseback Transaction entered into by the Company or any Subsidiary of the Company, the aggregate net proceeds received by the Company or such Subsidiary from such Sale/Leaseback Transaction after payment of expenses, taxes, commissions and similar amounts incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof at the time of receipt, as determined by the Board of Directors).

         "Non-Recourse Indebtedness" means, at any date, the aggregate amount at such date of Indebtedness of the Company or a Subsidiary of the Company in respect of which the recourse of the holder of such Indebtedness, whether direct or indirect and whether contingent or otherwise, is effectively limited to specified assets, and with respect to which neither the Company nor any of its Subsidiaries provides any credit support.

         "Offering" means the offering of the Original Securities pursuant to the Offering Circular.

         "Offering Circular" means the Offering Circular of the Company, dated April 9, 1998, relating to the Offering.

         "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

         "Officers' Certificate" means a certificate signed by two Officers of a Person, one of whom must be the Person's Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer.

         "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, a Guarantor or the Trustee.

         "Pari Passu Indebtedness" means any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinated in right of payment to the Securities.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

         "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to each Initial Purchaser, in exchange for the Original Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.

         "Private Exchange Securities" means the Securities to be issued pursuant to this Indenture to the Initial Purchasers in a Private Exchange.

         "Purchase Agreement" means the Purchase Agreement, dated as of April 8, 1998, among the Company and the Initial Purchasers.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Redemption Date," when used with respect to any security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" shall have the meaning assigned to such term in the Securities.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of April 8, 1998, among the Company and the Initial Purchasers relating to the Original Securities.

         "Sale/Leaseback Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company, for a period of more than three years, of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the Series A Securities and the Series B Securities. For purposes of this Indenture, the term "Securities" shall, except where the context otherwise requires, include any future Guarantees.

         "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

         "Security Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "Series A Securities" means, collectively, the Company's (i) 6 1/2% Series A Senior Notes due 2003, (ii) 6 3/4% Series A Senior Notes due 2005,
(iii) 6.95% Series A Senior Notes due 2008 and (iv) 7 3/8% Series A Senior Notes due 2018 to be issued pursuant to this Indenture.

         "Series B Securities" means, collectively, the Company's (i) 6 1/2% Series B Senior Notes due 2003, (ii) 6 3/4% Series B Senior Notes due 2005,
(iii) 6.95% Series B Senior Notes due 2008 and (iv) 7 3/8% Series B Senior Notes due 2018 to be issued pursuant to this Indenture in the Exchange Offer.

         "Shelf Registration Statement" means the registration statement issued by the Company, in connection with the offer and sale of Original Securities or Private Exchange Securities, pursuant to the Registration Rights Agreement.

         "Subsidiary" means, with respect to any Person (i) any corporation of which more than 50% of the total voting power of all classes of the Common Equity is owned by such Person directly or through one or more other Subsidiaries of such Person, and (ii) any entity other than a corporation at least a majority of the Common Equity of which is owned by such Person directly or through one or more other Subsidiaries of such Person.

         "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the Issue Date.

         "Transfer Restricted Securities" shall have the meaning assigned to such term in the Registration Rights Agreement.

         "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer any of its corporate trust matters.

         "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

         "U.S. Government Obligations" means direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

SECTION 1.02        Other Definitions.


                            TERM                          DEFINED IN SECTION
         ---------------------------------------------    ------------------
         "Agent Members"..............................          2.01(c)
         "Authorized Agent"...........................            9.07
         "Custodian"..................................            5.01
         "DTC"........................................            2.03
         "Event of Default"...........................            5.01
         "Funding Guarantor"..........................            9.03
         "Global Security"............................          2.01(b)
         "Guarantees".................................          9.01(a)
         "Judgement Currency".........................            9.09
         "Non-U.S. Guarantor".........................            9.07
         "Original Securities"........................            2.02
         "Paying Agent"...............................            2.03
         "Registrar"..................................            2.03
         "Regulation S"...............................          2.01(b)
         "Rule 144A"..................................          2.01(b)
         "Significant Subsidiary".....................            5.01
         "Successor"..................................            4.01

SECTION 1.03        Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "commission" means the SEC.

         "indenture securities" means the Securities.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company and each Guarantor.

         All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04        Rules of Construction.

         Unless the context otherwise requires:

                  (1)   a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3)   "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular; and

                  (5)   provisions apply to successive events and transactions.

                                       ARTICLE II

                                     THE SECURITIES

SECTION 2.01        Form and Dating.

                  (a) General. The 5-Year Securities, the 7-Year Securities, the 10-Year Securities and the 20-Year Securities, any notations thereon relating to the Guarantees and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A, B, C and D, respectively, to this Indenture, the terms of which are hereby incorporated into this Indenture. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's certificate of incorporation or bylaws, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The Securities shall be in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof. The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable, the Company, the Guarantors, if any, and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  (b) Global Securities. Original Securities of any Series offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in Exhibit 1 hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Original Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary (or with such other custodian as the Depositary may direct), and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

                  (c) Book-entry Provisions. This Section 2.01(c) shall apply only to a Global Security deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c), authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (d) Certificated Securities. Except as provided in this
Section 2.01 or Section 2.06 or 2.07, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Securities.

SECTION 2.02        Execution and Authentication.

         One Officer of the Company shall sign the Securities on behalf of the Company by manual or facsimile signature. The Company's seal may be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

         If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

         A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate (i) for original issue on the Issue Date each of (A) the 5-Year Series A Securities in the aggregate principal amount of $250,000,000, (B) the 7-Year Series A Securities in the aggregate principal amount of $350,000,000, (C) the 10-Year Series A Securities in the aggregate principal amount of $250,000,000 and (D) the 20-Year Series A Securities in the aggregate principal amount of $250,000,000 (collectively, the "Original Securities"), and (ii) the Series B Securities for original issue, pursuant to an Exchange Offer or Private Exchange, for a like principal amount of Series A Securities, in each case, upon a written order of the Company signed by one Officer of the Company. Such order shall specify (a) the amount of the Securities of each series to be authenticated and the date of original issue thereof, and (b) whether the Securities are Series A Securities or Series B Securities. The aggregate principal amount of Securities outstanding at any time may not exceed (i) $250,000,000 in the case of the 5-Year Securities, (ii) $350,000,000 in the case of the 7-Year Securities, (iii) $250,000,000 in the case of the 10-Year Securities and (iv) $250,000,000 in the case of the 20-Year Securities, except as provided in Section 2.08 hereof.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, or an Affiliate of any of them.

         The Series A Securities of any series and the corresponding Series B Securities of such series shall be considered collectively to be a single class for all purposes of this Indenture, including, without limitations waivers, amendments, redemptions and offers to purchase.

SECTION 2.03        Registrar and Paying Agent.

         The Company shall maintain an office or agency where Securities may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

         The Company initially appoints the Trustee as Registrar and Paying
Agent.

         The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect each Global Security.

SECTION 2.04        Paying Agent to Hold Money in Trust.

         The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or premium, if any, or interest on the Securities, whether such money shall have been paid to it by the Company or any Guarantor, and will notify the Trustee of any default by the Company or any Guarantor in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.05        Holder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.06        Transfer and Exchange.

                  (a) Transfer and Exchange of Global Securities. (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security. The Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                           (ii) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.07), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                           (iii) In the event that a Global Security is exchanged for Securities in definitive registered form pursuant to this
         Section 2.06 or Section 2.07 of this Indenture, prior to the consummation of an Exchange Offer or prior to or in a transfer made pursuant to an effective Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.06 (including the certification and other requirements set forth on the reverse of the Original Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be, or are otherwise in compliance with the requirements of the Securities Act) and such other procedures as may from time to time be adopted by the Company.

                  (b)      Legend.

                           (i) Except as permitted by the following paragraphs
         (ii), (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form:

                  "THIS SECURITY (OR ITS PREDECESSOR) AND ANY GUARANTEE THEREOF WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A.

                  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144

                  THEREUNDER (IF AVAILABLE), OR (iv) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (i) THROUGH (iv) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

                           (ii) Upon any sale or transfer of a Transfer
         Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, in the case of any Transfer Restricted Security that is represented by a Global Security, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

                           (iii) After a transfer of any Original Securities or Private Exchange Securities during the period of the effectiveness of and pursuant to a Shelf Registration Statement with respect to such Original Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security or such Private Exchange Security will cease to apply, the requirements requiring any such Initial Security or such Private Exchange Security issued to certain Holders be issued in global form will cease to apply, and a certificated Original Security or Private Exchange Security without legends will be available to the transferee of the Holder of such Original Securities or Private Exchange Securities upon exchange of such transferring Holder's certificated Original Security or Private Exchange Security or directions to transfer such Holder's interest in the Global Security, as applicable.

                           (iv) Upon the consummation of a Registered Exchange Offer with respect to the Original Securities pursuant to which Holders of such Original Securities are offered Exchange Securities in exchange for their Original Securities, all requirements pertaining to such Original Securities that Original Securities issued to certain Holders be issued in global form will cease to apply and certificated Original Securities with the restricted securities legend set forth in Section 2.06(b) will be available to Holders of such Original Securities that do not exchange their Original Securities, and Exchange Securities in certificated or global form will be available to Holders that exchange such Original Securities in such Exchange Offer.

                           (v) Upon the consummation of a Private Exchange with respect to the Original Securities pursuant to which Holders of such Original Securities are offered Private Exchange Securities in exchange for their Original Securities, all requirements pertaining to such Original Securities that Original Securities issued to certain Holders be issued in global form will still apply, and Private Exchange Securities in global form with the Restricted Securities Legend set forth in Section 2.06(b) will be available to Holders that exchange such Original Securities in such Private Exchange.

                  (c) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for certificated Securities, redeemed, repurchased or canceled, such Global Security shall be returned to the Depositary for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for certificated Securities, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

                  (d) Obligations with Respect to Transfers and Exchanges of Securities.

                           (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate certificated Securities and Global Securities at the Registrar's or co-registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 5.11, 8.05 and
         10.06 of the Indenture).

                           (ii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) any certificated Security selected for redemption in whole or in part pursuant to Article X of this Indenture, except the unredeemed portion of any certificated Security being redeemed in part, or (b) any Security for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redeem Securities or 15 Business Days before an interest payment date.

                           (iii) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                           (iv) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                  (e)      No Obligation of the Trustee.

                           (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                           (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.07        Certificated Securities.

                  (a) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a

"clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, or (ii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities under this Indenture.

                  (b) Any Global Security that is transferred to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depositary to the Trustee at its office located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of certificated Original Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any certificated Initial Security delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06(d), bear the restricted securities legend set forth in Exhibit 1 hereto.

                  (c) Subject to the provisions of Section 2.06(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (d) In the event of the occurrence of either of the events specified in Section 2.07(a), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

                  (e) In the event that a certificated Security issued pursuant to this Section 2.07 is exchanged for another certificated Security prior to the consummation of an Exchange Offer or prior to or in a transfer made pursuant to an effective Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of (i) Section 2.06(a)(iii) (including the certification and other requirements set forth on the reverse of the Original Securities intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be, or are otherwise in compliance with the requirements of the Securities Act) and such other procedures as may from time to time be adopted by the Company and (ii) Section 2.06(b).

SECTION 2.08        Replacement Securities.

         If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee, the Company or any Guarantor, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee, the Company and the Guarantors to protect the Company, the Guarantors, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company, the Trustee and the Guarantors may charge for their expenses in replacing a Security. If, after the delivery of such replacement Security, a bona fide purchaser of the original Security in lieu of which such replacement Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such replacement Security from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee, the Company or any Guarantor in connection therewith.

         Every replacement Security is an additional obligation of the Company and the Guarantors.

SECTION 2.09        Outstanding Securities.

         The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.09 as not outstanding.

         If a Security is replaced pursuant to Section 2.08 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the principal amount of any Security is considered paid under
Section 3.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

         A Security does not cease to be outstanding because the Company, a Guarantor or an Affiliate of any of them holds the Security.

SECTION 2.10        Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities of any series have concurred in any direction, waiver or consent, Securities owned by the Company, any Guarantor or an Affiliate of any of them shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded.

SECTION 2.11        Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.12        Cancellation.

         The Company or any Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation. Unless the Company shall direct that canceled Securities be returned to it, after written notice to the Company all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.13        Defaulted Interest.

         If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities and in Section 3.01 hereof. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.14        Persons Deemed Owners.

         The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of or premium, if any, or interest on such Security and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

                                      ARTICLE III

                                       COVENANTS

SECTION 3.01        Payment of Securities.

         The Company shall pay the principal of and premium, if any, and interest (including additional interest, if any, required by the Registration Rights Agreement referred to in Section 3.11 hereof) on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds by 11:00 a.m., Eastern time, on that date money deposited by the Company designated for and sufficient to pay all principal, premium and interest then due.

         The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal, and premium, if any, at a rate equal to the then applicable interest rate on the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 3.02        Maintenance of Office or Agency.

         The Company will maintain, in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities may be presented for registration of transfer or exchange, where Securities may be presented for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the principal office of the agent of the Trustee, in The City of New York which, on the date hereof, is located at the address set forth in Section 11.02 hereof. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03 hereof.

SECTION 3.03        SEC Reports; Financial Statements.

                  (a) The Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such Section 13 or 15(d), the Company shall file with the Trustee, within 15 days after it would have been required to file the same with the SEC, financial statements, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," both comparable to that which the Company would have been required to include in such annual reports, information, documents or other reports if the Company had been subject to the requirements of such Section 13 or 15(d). The Company shall also comply with the provisions of TIA Section 314(a).

                  (b) If the Company is required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause any annual report furnished to its stockholders generally and any quarterly or other financial reports furnished by it to its stockholders generally to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements referred to in Section 3.03(a) hereof, including any notes thereto (and with respect to annual reports, an auditors' report by a firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations" to be so mailed to the Holders within 105 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the Company's first three fiscal quarters.

                  (c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to Holders under this Section 3.03.

SECTION 3.04        Compliance Certificate.

                  (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by two Officers of the Company, which need not constitute an Officers' Certificate, complying with TIA Section 314(a)(4) and stating that in the course of performance by the signing Officers of the Company of their duties as such Officers of the Company they would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company of its obligations under this Indenture, and further stating, as to each such Officer signing such statement, that to the best of his knowledge the Company and each Guarantor, if any, has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto).

                  (b) The Company and the Guarantors, if any, shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer of the Company or any Guarantor becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company or such Guarantor is taking or proposes to take with respect thereto.

SECTION 3.05        Corporate Existence.

         Subject to Article IV hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership and other existence of each of its Subsidiaries and all rights (charter and statutory) and franchises of the Company and its Subsidiaries, provided that the Company shall not be required to preserve the corporate existence of any Subsidiary of the Company or any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof would not have a material adverse effect on the business, prospects, assets or financial condition of the Company and its Subsidiaries taken as a whole and would not have any material adverse effect on the payment and performance of the obligations of the Company and the Guarantors under the Securities and this Indenture.

SECTION 3.06        Maintenance of Properties.

         The Company shall cause all material properties owned by or leased to the Company or any Subsidiary of the Company or used or held for use in the conduct of its business or the business of any such Subsidiary to be maintained and kept in good condition, repair and working order (reasonable wear and tear and casualty losses excepted) and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided that nothing in this Section 3.06 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any such Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 3.07        Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any of its Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith, and by appropriate proceedings.

SECTION 3.08        Waiver of Stay, Extension or Usury Laws.

         The Company and each Guarantor, if any, covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, or premium, if any, or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that they may lawfully do so) the Company and each Guarantor hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 3.09        Limitation on Sale/Leaseback Transactions.

         The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale/Leaseback Transaction with any Person (other than the Company or a Subsidiary of the Company) unless:

                  (a) the Company or such Subsidiary would be entitled to incur Indebtedness, in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, secured by a Lien on the property subject to such Sale/Leaseback Transaction pursuant to Section 3.10 hereof without equally and ratably securing the Securities pursuant to such Section;

                  (b) after the Issue Date and within a period commencing six months prior to the consummation of such Sale/Leaseback Transaction and ending six months after the consummation thereof, the Company or such Subsidiary shall have expended for property used or to be used in the ordinary course of business of the Company and its Subsidiaries an amount equal to all or a portion of the Net Proceeds of such Sale/Leaseback Transaction and the Company shall have elected to designate such amount as a credit against such Sale/Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below); or

                  (c) the Company, during the 12-month period after the effective date of such Sale/Leaseback Transaction, shall have applied to the voluntary defeasance or retirement of Securities or any Pari Passu Indebtedness an amount equal to the greater of the Net Proceeds of the sale or transfer of the property leased in such Sale/Leaseback Transaction and the fair value, as determined by the Board of Directors, of such property at the time of entering into such Sale/Leaseback Transaction (in either case adjusted to reflect the remaining term of the lease and any amount expended by the Company as set forth in clause (b) above), less an amount equal to the principal amount of Securities and Pari Passu Indebtedness voluntarily defeased or retired by the Company within such 12-month period and not designated as a credit against any other Sale/Leaseback Transaction entered into by the Company or any Subsidiary of the Company during such period.

SECTION 3.10        Limitation on Liens.

         The Company shall not, and shall not permit any Subsidiary of the Company to, issue, assume or guarantee any Indebtedness for borrowed money secured by any Lien on any property or asset now owned or hereafter acquired by the Company or such Subsidiary without making effective provision whereby any and all Securities then or thereafter outstanding will be secured by a Lien equally and ratably with any and all other obligations thereby secured for so long as any such obligations shall be so secured. Notwithstanding the foregoing, the Company or any Subsidiary of the Company may, without so securing the Securities, issue, assume or guarantee Indebtedness for borrowed money secured by the following Liens:

                  (a) Liens existing on the Issue Date or provided for under the terms of agreements existing on the Issue Date;

                  (b) Liens on property securing (i) all or any portion of the cost of acquiring, constructing, altering, improving or repairing any property or assets, real or personal, or improvements used or to be used in connection with such property or (ii) Indebtedness incurred by the Company or any Subsidiary of the Company prior to or within one year after the later of the acquisition, the completion of construction, alteration, improvement or repair or the commencement of commercial operation thereof, which Indebtedness is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon;

                  (c) Liens securing Indebtedness owed by a Subsidiary of the Company to the Company or to any other Subsidiary of the Company;

                  (d) Liens on property existing at the time of acquisition of such property by the Company or any of its Subsidiaries or Liens on the property of any Person existing at the time such Person becomes a Subsidiary of the Company and, in any case, not incurred as a result of (or in connection with or in anticipation of) the acquisition of such Property or such Person becoming a Subsidiary of the Company, provided that such Liens do not extend to or cover any property or assets of the Company or any of its Subsidiaries other than the property encumbered at the time such property is acquired by the Company or any of its Subsidiaries or such Person becomes a Subsidiary of the Company and, in any case, do not secure Indebtedness with a principal amount in excess of the principal amount outstanding at such time;

                  (e) Liens on any property securing (i) Indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or (ii) Indebtedness issued or guaranteed by the United States or any State thereof or any department, agency or instrumentality of either;

                  (f) any Lien extending, renewing or replacing (or successive extensions, renewals or replacements of) any Lien of any type permitted under clause (a), (b), (d) or (e) above, provided that such Lien extends to or covers only the property that is subject to the Lien being extended, renewed or replaced and that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement; or

                  (g) Liens (exclusive of any Lien of any type otherwise permitted under clauses (a) through (f) above) securing Indebtedness for borrowed money of the Company or any Subsidiary of the Company in an aggregate principal amount which, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into pursuant to clause (a) of Section 3.09 hereof (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (f) above), does not at the time such Indebtedness is incurred exceed 15% of the Consolidated Net Worth of the Company (as shown in the most recent audited consolidated balance sheet of the Company and its Subsidiaries).

SECTION 3.11        Registration Rights Agreement.

         The Company shall perform its obligations under the Registration Rights Agreement and shall comply in all material respects with the terms and conditions contained therein including, without limitation, the payment of any additional interest required by Section 6 of the Registration Rights Agreement.

                                       ARTICLE IV

                                       SUCCESSORS

SECTION 4.01        Limitations on Mergers and Consolidations.

         Neither the Company nor any Guarantor (other than any Guarantor that has been released from its Guarantee pursuant to the provisions of Section 9.06 hereof) shall consolidate with or merge into any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:


                           (i) the Person formed by or surviving such consolidation or merger (if other than the Company or such Guarantor, as the case may be), or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia (or, alternatively, in the case of a Guarantor organized under the laws of a jurisdiction outside the United States, a corporation organized and existing under the laws of such foreign jurisdiction), and the Successor assumes by supplemental indenture in a form satisfactory to the Trustee all of the obligations of the Company or such Guarantor, as the case may be, under this Indenture and the Securities;

                           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                           (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and such supplemental indenture comply with this Indenture.

SECTION 4.02        Successor Corporation Substituted.

         Upon any consolidation or merger of the Company or any Guarantor, or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company or any Guarantor in accordance with Section 4.01 hereof, the Successor formed by such consolidation or into or with which the Company or such Guarantor is merged or to which such sale, lease, conveyance, transfer or other disposition or assignment is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture and the Securities with the same effect as if such Successor had been named as the Company or such Guarantor herein and the predecessor Company or Guarantor, in the case of a sale, conveyance, transfer or other disposition, shall be released from all obligations under this Indenture and the Securities.

                                       ARTICLE V

                                 DEFAULTS AND REMEDIES

SECTION 5.01        Events of Default.

         An "Event of Default" with respect to any series of Securities occurs if:

                  (1) the Company or any Guarantor defaults in the payment of interest on any Security of such series when the same becomes due and payable and such default continues for a period of 30 days;

                  (2) the Company or any Guarantor defaults in the payment of the principal of or premium, if any, on any Security of such series when the same becomes due and payable at maturity, upon acceleration, upon redemption or otherwise;

                  (3) the Company or any Guarantor fails to comply with any of its other agreements or covenants in, or provisions of, the Securities of such series, any Guarantees or this Indenture and such failure continues for the period and after the notice specified in the last paragraph of this Section 5.01;

                  (4) any default shall occur which results in the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities of such series or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or, taken together with all other such Indebtedness that has been so accelerated, in the aggregate; or any default shall occur in the payment of any principal or interest in respect of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities of such series or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or, taken together with all other such Indebtedness with respect to which any such payment has not been made, in the aggregate and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default;

                  (5) a final judgment or order for the payment of money in excess of $20 million (net of applicable insurance coverage) shall be rendered against the Company, any Guarantor or any other "significant subsidiary" (as such term is defined in Regulation S-X under the Exchange Act, a "Significant Subsidiary") of the Company and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days;

                  (6) the Company, any Guarantor or any other Significant Subsidiary of the Company pursuant to or within the meaning of any Bankruptcy Law:

                                    (A)     commences a voluntary case,

                                    (B) consents to the entry of an order for
                  relief against it in an involuntary case,

                                    (C) consents to the appointment of a
                  Custodian of it or for all or for a substantial part of its property, or

                                    (D) makes a general assignment for the
                  benefit of its creditors; or


                  (7) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 60 days and that:

                                    (A) is for relief against the Company, any
                  Guarantor or any other Significant Subsidiary of the Company as debtor in an involuntary case,

                                    (B) appoints a Custodian of the Company, any
                  Guarantor or any other Significant Subsidiary of the Company or a Custodian for all or for a substantial part of the property of the Company, any Guarantor or any other Significant Subsidiary of the Company, or

                                    (C) orders the liquidation of the Company,
                  any Guarantor or any other Significant Subsidiary of the Company.

         The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         The Trustee shall not be deemed to know of a Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee has actual knowledge of such Default or the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default.

         When a Default is cured, it ceases.

         A Default under clause (3) of this Section is not an Event of Default until the Trustee notifies the Company and, in the case of a Default by a Guarantor, such Guarantor, or the Holders of at least 25% in principal amount of the Securities of any series then outstanding notify the Company, such Guarantor (where applicable) and the Trustee, of the Default, and neither the Company nor such Guarantor cures the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 5.02        Acceleration.

         If an Event of Default (other than an Event of Default specified in clause (6) or (7) of Section 5.01 hereof with respect to the Company or any Guarantor) with respect to any series of Securities occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of such series by notice to the Company and the Trustee, may declare the principal of and premium, if any, and accrued and unpaid interest on all then outstanding Securities of such series to be due and payable immediately. Upon any such declaration the amounts due and payable on the Securities of such series, as determined in accordance with the next succeeding paragraph, shall be due and payable immediately. If an Event of Default specified in clause (6) or (7) of Section 5.01 hereof with respect to the Company or any Guarantor occurs, the principal of and premium, if any, and accrued and unpaid interest on all Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the Securities of any series then outstanding by written notice to the Trustee may rescind an acceleration and its consequences with respect to such series (other than nonpayment of principal of, or premium, if any, or interest on the Securities of such series) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived, except nonpayment of principal, or premium, if any, or interest that has become due solely because of the acceleration.

         In the event that the maturity of the Securities of any series is accelerated pursuant to this Section 5.02, 100% of the principal amount thereof shall become due and payable plus, premium, if any, and accrued interest to the date of payment.

SECTION 5.03        Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities, this Indenture or the Registration Rights Agreement.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 5.04        Waiver of Existing Defaults.

         Subject to Sections 5.07 and 8.02 hereof, the Holders of a majority in principal amount of the Securities of any series then outstanding by notice to the Trustee may waive an existing Default or Event of Default and its consequences (including waivers obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities of any series or (2) a continuing Default in respect of a provision that under Section 8.02 hereof cannot be amended without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.05        Control by Majority.

         The Holders of a majority in principal amount of the Securities of any series then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it hereunder with respect to such series. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

SECTION 5.06        Limitations on Suits.

         Subject to Section 5.07 hereof, a Holder may pursue a remedy with respect to this Indenture (including the Guarantees) or the Securities of any series only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (2) the Holders of at least 25% in principal amount of the Securities of such series then outstanding make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during such 60-day period the Holders of a majority in principal amount of the Securities of such series do not give the Trustee a direction inconsistent with the request.

         A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 5.07        Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of, and premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 5.08        Collection Suit by Trustee.

         If an Event of Default specified in clause (1) or (2) of Section 5.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company and any Guarantor for the amount of principal and premium, if any, and interest remaining unpaid on any series of Securities, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.09        Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company and any Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities of any series may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.10        Priorities.

         If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 6.07 hereof;

                  Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, and interest, respectively; and

                  Third:  to the Company.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this Article.

SECTION 5.11        Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 hereof, or a suit by a Holder or Holders of more than 10% in principal amount of the Securities of any series then outstanding.

                                   ARTICLE VI

                                     TRUSTEE

SECTION 6.01        Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not, on their face, they appear to conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.05 hereof.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, and premium if any, and interest on the Securities.

SECTION 6.02        Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or any Guarantor shall be sufficient if signed by an Officer of the Company or such Guarantor.

                  (f) The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture.

                  (g) In the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of holders of Securities of a series, each representing less than a majority in aggregate principal amount of the Securities outstanding of such series, pursuant to the provisions of this Indenture, the Trustee, in its sole discretion, may determine what action, if any, shall be taken.

                  (h) The Trustee's immunities and protections from liability and its right to indemnification in connection with the performance of its duties under this Indenture shall extend to the Trustee's officers, directors, agents, attorneys and employees. Such immunities and protections and right to indemnity, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal, the discharge of this Indenture and final payment of the Securities.

                  (i) The permissive right of the Trustee to take the actions permitted by the Indenture shall not be construed as an obligation or duty to do so.

                  (j) Except for information provided by the Trustee concerning the Trustee, the Trustee shall have no responsibility for any information in any offering memorandum or other disclosure material distributed with respect to the Securities, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Securities.

SECTION 6.03        Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors or any of their Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.
However, the Trustee is subject to Sections 6.10 and 6.11 hereof.

SECTION 6.04        Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.


SECTION 6.05        Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders.

SECTION 6.06        Reports by Trustee to Holders.

         As promptly as practicable after each May 15, beginning with May 15, 1999, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted. The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Sections 313(c) and 313(d).

         A copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee if and when the Securities are listed on any stock exchange.

SECTION 6.07        Compensation and Indemnity.

         The Company and the Guarantors jointly and severally agree to pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors jointly and severally agree to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company and the Guarantors jointly and severally agree to indemnify the Trustee against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company and the Guarantors promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company and the Guarantors shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

         Neither the Company nor the Guarantors shall be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

         To secure the payment obligations of the Company and the Guarantors in this Section 6.07, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the

Trustee, except that held in trust to pay principal of, and premium, if any, and interest on the Securities. Such Lien shall survive the satisfaction and discharge of this Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01(6) or (7) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 6.08        Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 6.08.

         The Trustee may resign and be discharged from the trust hereby created by so notifying the Company and the Guarantors. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 6.10 hereof;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Custodian or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and the Guarantors shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 6.10 hereof, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Guarantors. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 6.08 hereof, the obligations of the Company and the Guarantors under Section 6.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 6.09        Successor Trustee by Merger, etc.

         Subject to Section 6.10 hereof, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

         In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 6.10        Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.


         The Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

SECTION 6.11        Preferential Collection of Claims Against Company.

         The Trustee is subject to and shall comply with the provisions of TIA
Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                   ARTICLE VII

                             DISCHARGE OF INDENTURE

SECTION 7.01        Termination of Company's Obligations.

                  (a) This Indenture shall cease to be of further effect with respect to Securities of a series (except that the Company's and any Guarantors' obligations under Section 6.07 hereof and the Trustee's and Paying Agent's obligations under Section 7.03 hereof shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to such series, when:

                  (1)      either

                                    (A) all outstanding Securities of such
                  series theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                                    (B) all outstanding Securities of such
                  series not theretofore delivered to the Trustee for cancellation:

                           (i) have become due and payable, or

                           (ii) will become due and payable at their stated
                  maturity within one year,

         and the Company, in the case of clause (i) or (ii) above, has deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose an amount which, together with earnings thereon, will be sufficient to pay and discharge the entire indebtedness on such Securities of such series for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity, as the case may be;

                  (1) the Company has paid all other sums payable by it hereunder with respect to such series; and

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to such series have been complied with, together with an Opinion of Counsel to the same effect.

                  (b) The Company and the Guarantors may, subject as provided herein, terminate all of their obligations under this Indenture with respect to Securities of a series if:

                  (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments dedicated solely to the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay, without consideration of the reinvestment of any such amounts and after payment of all taxes or other charges or assessments in respect thereof payable by the Trustee, the principal of, and premium, if any, and interest on all Securities of such series on each date that such principal, premium, if any, or interest is due and payable and to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities of such series as the same shall become due;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

                  (3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as clauses (6) and
         (7) of Section 5.01 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a tax ruling to the effect that the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 7.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

                  (5) such deposit and discharge will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

                  (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b); and

                  (7) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         In such event, this Indenture shall cease to be of further effect with respect to Securities of such series (except as provided in the next succeeding paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture.

         However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 3.01, 4.01, 6.07, 6.08 and 7.04 hereof, the Company's and any
Guarantors' obligations in Sections 4.01, 6.07, 7.04 and 9.01 hereof and the Trustee's and Paying Agent's obligations in Section 7.03 hereof shall survive until the Securities of such series are no longer outstanding. Thereafter, only the Company's and any Guarantors' obligations in Section 6.07 hereof and the Trustee's and Paying Agent's obligations in Section 7.03 hereof shall survive.

         After such irrevocable deposit made pursuant to this Section 7.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal of, or premium, if any, or interest on the Securities of such series, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

SECTION 7.02        Application of Trust Money.

         The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 7.01 hereof. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, and premium, if any, and interest on Securities of the series with respect to which the deposit was made.

SECTION 7.03        Repayment to Company.

         The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

         Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, or premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, however, that the Company shall have either caused notice of such payment to be mailed to each Holder entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

SECTION 7.04        Reinstatement.

         If the Trustee or the Paying Agent is unable to apply any money or U.
S. Government Obligations in accordance with Section 7.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and any Guarantors under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.01 hereof until such time as the Trustee or the Paying Agent is permitted to apply all such money or U. S. Government Obligations in accordance with Section 7.01 hereof; provided, however, that if the Company or any Guarantor has made any payment of principal of or interest on any Securities of such series because of the reinstatement of its obligations, the Company or such Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or the Paying Agent.

                                      ARTICLE VIII

                                       AMENDMENTS

SECTION 8.01        Without Consent of Holders.

         The Company, the Guarantors, if any, and the Trustee may amend or supplement this Indenture or any of the Securities or waive any provision hereof or thereof without the consent of any Holder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Sections 4.01 and 4.02 hereof;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (4) to reflect the release of any Guarantor from its Guarantee, or the addition of any Subsidiary of the Company as a Guarantor, in the manner provided by Section 9.06 hereof;

                  (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

                  (6) to add guarantees of the Securities;

                  (7) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA;

                  (8) to add to the covenants of the Company or any Guarantor for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or any Guarantor; or

                  (9) to make any change that does not adversely affect the rights hereunder of any Holder in any material respect.

         Upon the request of the Company and the Guarantors, if any, accompanied by a resolution of the Board of Directors and of the board of directors, board of trustees or managing partners of each Guarantor authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and any Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained. After an amendment, supplement or waiver under this Section 8.01 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8.02        With Consent of Holders.

         Except as provided below in this Section 8.02, the Company, the Guarantors and the Trustee may amend or supplement this Indenture with respect to the Securities of a series or the Securities of any series with the written consent (including consents obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms) of the Holders of at least a majority in principal amount of the Securities of such series then outstanding.

         Upon the request of the Company and the Guarantors, if any, accompanied by a resolution of the Board of Directors and of the board of directors, board of trustees or managing partners of each Guarantor, if any, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.06 hereof, the Trustee shall join with the Company and the Guarantors, if any, in the execution of such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         The Holders of a majority in principal amount of the Securities of any series then outstanding may waive compliance in a particular instance by the Company or the Guarantors with any provision of this Indenture or the Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for the Securities of such series or a solicitation of consents in respect of the Securities of such series, provided that in each case such offer or solicitation is made to all Holders of the Securities of such series then outstanding on equal terms).

         However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section may not:

                  (1) reduce the amount of the Securities of any series whose Holders must consent to an amendment, supplement or waiver;


                  (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

                  (3) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption under Section 10.07 or specified in the Securities;

                  (4) make any Security payable in money other than that stated in the Security;

                  (5) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security pursuant to Sections 5.07 and 5.08 hereof, except as limited by Section 5.06 hereof;

                  (6) make any change in the percentage of principal amount of the Securities of any series necessary to waive compliance with certain provisions of this Indenture pursuant to Section 5.04 or 5.07 hereof or this clause of this Section 8.02; or

                  (7) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities of any series.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of the Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

SECTION 8.03        Compliance with Trust Indenture Act.

         Every amendment to this Indenture or the Securities of any series shall comply in form and substance with the TIA as then in effect.

SECTION 8.04        Revocation and Effect of Consents.

          A consent to an amendment (which includes a supplement) or waiver by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security of any series or portion of a Security of such series that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation at any time pror to (but not after) the date the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver or to take any other action with respect to the Securities of any series under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of the Securities of such series required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through (7) of Section 8.02 hereof. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 8.05        Notation on or Exchange of Securities.

         If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 8.06        Trustee to Sign Amendments, etc.

         The Trustee shall sign any amendment, waiver or supplemental indenture authorized pursuant to this Article if the amendment, waiver or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, waiver or supplemental indenture, the Trustee shall be entitled to receive and subject to Section 6.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel as conclusive evidence that such amendment, waiver or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company and the Guarantors, if any, in accordance with its terms.

                                   ARTICLE IX

                            GUARANTEES OF SECURITIES

SECTION 9.01        Unconditional Guarantees.

                  (a) For value received, the Guarantors, jointly and severally, hereby fully, unconditionally and absolutely guarantee (the "Guarantees") to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company, when and as such principal, premium, if any, and interest shall become due and payable, whether at the stated maturity, upon redemption or by declaration of acceleration or otherwise, according to the terms of the Securities and this Indenture.

                  (b) Failing payment when due of any amount guaranteed pursuant to the Guarantees, for whatever reason, each Guarantor will be obligated to pay the same immediately. Each Guarantee hereunder is intended to be a general, unsecured, senior obligation of each Guarantor and will rank pari passu in right of payment with all Indebtedness of each such Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee of such Guarantor. Each of the Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, the Guarantees or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Securities of any series, whether at the stated maturity, upon redemption or by declaration of acceleration or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 5.06 hereof, by the Holders, on the terms and conditions set forth in this Indenture, directly against each of the Guarantors to enforce the Guarantees without first proceeding against the Company.

                  (c) The obligations of each Guarantor under this Article IX shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or any Guarantor contained in any of the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, any Guarantor or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, any Guarantor or the Trustee of any rights or remedies under any of the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for any of the Securities, including all or any part of the rights of the Company or any Guarantor under this Indenture, (v) the extension of the time for payment by the Company or any Guarantor of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of any of the Securities or this Indenture or of the time for performance by the Company or any Guarantor of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or any Guarantor set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the Guarantors or any of their respective assets, or the disaffirmance of any of the Securities, the Guarantees or this Indenture in any such proceeding, (viii) the release or discharge of the Company or any Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of any of the Securities, the Guarantees or this Indenture or (x) any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

                  (d) Each of the Guarantors hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or a Guarantor, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantees may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantees without notice to them and (iii) covenants that its Guarantee will not be discharged except by complete performance of the Guarantees. Each Guarantor further agrees that if at any time all or any part of any payment theretofore applied by any Person to any Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantees shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                  (e) Each Guarantor shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of this Indenture; provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation with respect to any of the Securities until all of the Securities and the Guarantees thereof shall have been paid in full or discharged.

                  (f) A director, officer, employee or stockholder, as such, of any Guarantor shall not have any liability for any obligations of such Guarantor under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

SECTION 9.02        Limitation of Guarantor's Liability.

         Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each Guarantor hereby irrevocably agree that each Guarantor's liability shall be limited to the lesser of (i) the aggregate amount of the obligations of the Company under the Securities and this Indenture and (ii) the amount, if any, which would not have (A) rendered such Guarantor "insolvent" (as such term is defined in the Bankruptcy Law and in the Debtor and Creditor Law of the State of New York) or (B) left such Guarantor with unreasonably small capital at the time its Guarantee of the Notes was entered into; provided that it will be a presumption in any lawsuit or other proceedings in which a Guarantor is a party that the amount guaranteed pursuant to the Guarantee is the amount set forth in clause (i) above unless any creditor, or representative of creditors of such Guarantor, or debtor in possession or trustee in bankruptcy of the Guarantor, otherwise proves in such a lawsuit that the aggregate liability of the Guarantor is the amount set forth in clause (ii) above. In making any determination as to solvency or sufficiency of capital of a Guarantor in accordance with the previous sentence, the right of such Guarantor to contribution from other Guarantors, and any other rights such Guarantor may have, contractual or otherwise, shall be taken into account.

SECTION 9.03        Contribution.

         In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to its Guarantee thereof.

SECTION 9.04        Execution and Delivery of Guarantees.

         To further evidence the Guarantees, each Guarantor hereby agrees that a notation relating to such Guarantees shall be endorsed on each Security authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an Officer of each Guarantor.

         Each of the Guarantors hereby agrees that its Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to such Guarantee.

         If an Officer of a Guarantor whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

         The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

SECTION 9.05        Addition of Guarantors.

                  (a) If any Subsidiary of the Company guarantees (or becomes a co-obligor on) any Funded Indebtedness of the Company other than the Securities at any time subsequent to the Issue Date (including, without limitation, following any release of such Subsidiary pursuant to Section 9.06 hereof from any Guarantee previously provided by it under this Article IX), then the Company shall (i) cause the Securities then outstanding to be equally and ratably guaranteed by such Subsidiary, but only to the extent that such Securities are not already guaranteed by such Subsidiary on reasonably comparable terms and
(ii) cause such Subsidiary to execute and deliver a supplemental indenture, in substantially the form of Exhibit E hereto, evidencing its provision of a Guarantee in accordance with clause (b) below.

                  (b) Any Person may become a Guarantor by executing and delivering to the Trustee (i) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such Person to the provisions (including the representations and warranties) of this Indenture as a Guarantor and (ii) an Opinion of Counsel and Officers' Certificate to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion and provided that no opinion need be rendered concerning the enforceability of the Guarantee).

SECTION 9.06        Release of Guarantee.

         Notwithstanding anything to the contrary in this Article IX, in the event that any Guarantor shall no longer be a guarantor of (or co-obligor on) any Funded Indebtedness of the Company other than the Securities and other than Funded Indebtedness of the Company (i) subject to a release provision substantially similar to this Section 9.06 and (ii) the related guarantee (or obligation) of which will be released substantially concurrently with the release of the Guarantee of such Guarantor pursuant to this Section 9.06, and so long as no Default or Event of Default shall have occurred or be continuing, such Guarantor, upon giving notice to the Trustee to the foregoing effect, shall be deemed to be released from all of its obligations under this Indenture and the Guarantee of such Guarantor shall be of no further force or effect. Following the receipt by the Trustee of any such notice, the Company shall cause this Indenture to be amended as provided in Section 8.01 hereof;

provided, however, that the failure to so amend this Indenture shall not affect the validity of the termination of the Guarantee of such Guarantor.

SECTION 9.07        Consent to Jurisdiction and Service of Process.

         Each Guarantor that is not organized under the laws of the United States (including the States and the District of Columbia) (each a "Non-U.S. Guarantor") hereby appoints the principal office of CT Corporation System in The City of New York which, on the date hereof, is located at 1633 Broadway, New York, New York 10019, as the authorized agent thereof (the "Authorized Agent") upon whom process may be served in any action, suit or proceeding arising out of or based on this Indenture or the Securities which may be instituted in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York, in either case in The Borough of Manhattan, The City of New York, by the Holder of any Security, and each Non-U.S. Guarantor hereby waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and expressly and irrevocably accepts and submits, for the benefit of the Holders from time to time of the Securities, to the nonexclusive jurisdiction of any such court in respect of any such action, suit or proceeding, for itself and with respect to its properties, revenues and assets. Such appointment shall be irrevocable unless and until the appointment of a successor authorized agent for such purpose, and such successor's acceptance of such appointment, shall have occurred. Each Non-U.S. Guarantor agrees to take any and all actions, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent with respect to any such action shall be deemed, in every respect, effective service of process upon any such Non-U.S. Guarantor. Notwithstanding the foregoing, any action against any Non-U.S. Guarantor arising out of or based on any Security may also be instituted by the Holder of such Security in any court in the jurisdiction of organization of such Non-U.S. Guarantor, and such Non-U.S. Guarantor expressly accepts the jurisdiction of any such court in any such action. The Company shall require the Authorized Agent to agree in writing to accept the foregoing appointment as agent for service of process.

SECTION 9.08        Waiver of Immunity.

         To the extent that any Non-U.S. Guarantor or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Indenture or the Securities, such Non-U.S. Guarantor, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 9.09        Judgment Currency.

         Each Non-U.S. Guarantor agrees to indemnify the Trustee and each Holder against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of each Non-U.S. Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

                                    ARTICLE X

                                   REDEMPTION

SECTION 10.01       Notices to Trustee.

         If the Company elects to redeem the Securities of any series pursuant to the redemption provisions of Section 10.07, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a Redemption Date (unless the Trustee consents in writing to a shorter period of at least 30 days prior to the Redemption Date), an Officers' Certificate setting forth the Redemption Date, the principal amount of such Securities to be redeemed and the Redemption Price.

SECTION 10.02       Selection of Securities to be Redeemed.

         If less than all of the Securities of a series are to be redeemed, the Trustee shall select the Securities of such series to be redeemed by such method as the Trustee in its sole discretion shall deem fair and appropriate. The particular Securities of such series to be redeemed shall be selected, unless otherwise provided herein, not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities of such series not previously called for redemption.

         The Trustee shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of them selected shall be in amounts of $1,000 or whole multiples of $1,000. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 10.03       Notices to Holders.

                  (a) At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail in conformity with Section 11.02 a notice of redemption to each Holder whose Securities are to be redeemed.

         The Notice shall identify the Securities to be redeemed and shall state:

                           (i)   the Redemption Date;

                           (ii)  the Redemption Price;

                           (iii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued;

                           (iv)     the name and address of the Paying Agent;

                           (v) that Securities called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                           (vi) that unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities; and

                           (vii) the aggregate principal amount of Securities of each series being redeemed.

         If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions.

                  (b) At the Company's request, the Trustee shall give the notice required in Section 10.03(a) in the Company's name; provided, however, that the Company shall deliver to the

Trustee, at least 45 days prior to the Redemption Date (unless the Trustee consents in writing to a shorter period at least 30 days prior to the Redemption
Date), an Officer's Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 10.03(a).

SECTION 10.04       Effect of Notices of Redemption.

         Once notice of redemption is mailed pursuant to Section 10.03, Securities called for redemption become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Paying Agent, such Securities shall be paid out at the Redemption Price.

SECTION 10.05       Deposit of Redemption Price.

         At least one Business Day prior to the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of all Securities to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose less the expenses of the Trustee as provided herein.

         If the Company complies with the preceding paragraph, interest on the Securities or portions thereof to be redeemed (whether or not such Securities are presented for payment) will cease to accrue on the applicable Redemption Date. If any Security called for redemption shall not be so paid upon surrender because of the failure of the Company to comply with the preceding paragraph, then interest will be paid on the unpaid principal and premium, if any, from the Redemption Date until such principal and premium are paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 3.01.

SECTION 10.06       Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder, at the expense of the Company, a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 10.07       Optional Redemption.

         The Securities of any series (other than the 5-year Securities) may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at the Redemption Price specified in such Securities.

         Any redemption pursuant to this Section 10.07 shall be made, to the extent applicable, pursuant to the provisions of Sections 10.01 through 10.06.

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01       Trust Indenture Act Controls.

         If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control. If this Indenture excludes any provision of the TIA that is required to be included, such provision shall be deemed included herein.

SECTION 11.02       Notices.

         Any notice or communication by the Company, the Guarantors, if any, or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the other's address:

         If to the Company or the Guarantors:

                             R&B Falcon Corporation
                             901 Threadneedle Street
                             Houston, Texas 77079
                             Attention: Leighton E. Moss
                             Telecopier No. (281) 496-0285

         If to the Trustee:

         For payment registration, transfer or exchange of the Securities:
         By Hand:

                             Chase Bank of Texas, National Association
                             One Main Place
                             1201 Main Street, 18th Floor
                             Dallas, Texas 75202
                             Attention: Registered Bond Events
                             Telecopier No. (214) 672-5932

         By Mail:

                             Chase Bank of Texas, National Association
                             P. O. Box 2320
                             Dallas, Texas 75221-2320
                             Attention: Registered Bond Events

         For all other communications relating to the Securities:

                             Chase Bank of Texas, National Association
                             Global Trust Services
                             600 Travis Street, Suite 1150
                             Houston, Texas  77002
                             Telephone:  (713) 216-6686
                             Telecopy:  (713) 216-5476

         Address of the Trustee in New York:

         For Physical Securities:

                             The Chase Manhattan Bank
                             55 Water Street, North Building
                             Room 234, Windows 20 and 21
                             New York, New York  10041
                             Telephone:  (212) 638-0454
                             Telecopy:  (212) 638-7380 or 7381

         For Book Entry Securities:

                             The Chase Manhattan Bank
                             DTC Participant #2423
                             Telephone:  (212) 638-0454
                             Telecopy:  (212) 638-7380 or 7381

         The Company, the Guarantors or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, notices to the Trustee shall be effective only upon receipt.

         Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company or any Guarantor mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

         All notices or communications, including without limitation notices to the Trustee or the Company or any Guarantor by Holders, shall be in writing, except as set forth below, and in the English language.

         In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 11.03       Communication by Holders with Other Holders.

         Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04       Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor shall, if requested by the Trustee, furnish to the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 11.05       Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.


SECTION 11.06       Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07       Legal Holidays.

         If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08       No Recourse Against Others.

         A director, officer, employee or stockholder of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or such Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 11.09       Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUCTED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 11.10       No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Guarantor or any other Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.11       Successors.

         All agreements of the Company and the Guarantors in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 11.12       Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.13       Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.14       Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   R&B FALCON CORPORATION



                                   By:  /s/  LEIGHTON MOSS
                                      ---------------------------
                                      Name:  Leighton Moss
                                      Title: Sr. Vice President

                                   CHASE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION



                                   By:   /s/ MAURI J. COWEN
                                      ---------------------------
                                      Name:  Mauri J. Cowen
                                      Title: Vice President and Trust Officer

                                                                       EXHIBIT A


                            [FACE OF 5-YEAR SECURITY]

                             R&B FALCON CORPORATION

                    6 1/2% SERIES [A/B] SENIOR NOTE DUE 2003

                                CUSIP 74912E AA 9
No. ___                                                            $___________


         R&B Falcon Corporation, a Delaware corporation (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars on April 15, 2003 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security].*

         Interest Payment Dates:    April 15 and October 15

         Record Dates:              April 1 and October 1

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:
                                           R&B FALCON CORPORATION


                                           By:
                                              -----------------------------

                                           By:
                                              -----------------------------


Certificate of Authentication:


----------
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

         * This phrase should be included only if the Security is a Global Security.

By:
   ----------------------------
   Authorized Signature


                           [GLOBAL SECURITIES LEGEND]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITARY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                     [TRANSFER RESTRICTED SECURITIES LEGEND]

         [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED

--------------
 *   This paragraph should be included only if the Security is a Global
     Security.

STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER
(IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE
RESTRICTIONS REFERRED TO IN (A) ABOVE.]*




--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                          [REVERSE OF 5-YEAR SECURITY]

                             R&B FALCON CORPORATION

                    6 1/2% SERIES [A/B] SENIOR NOTE DUE 2003

         This Security is one of a duly authorized issue of 6 1/2% Series [A/B] Senior Notes due 2003 (the "Securities") of R&B Falcon Corporation, a Delaware corporation (the "Company").

         1. Interest. The Company promises to pay interest on the principal amount of this Security at 6 1/2% per annum from April 14, 1998 until maturity. The Company will pay interest semiannually on April 15 and October 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from April 14, 1998; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 1998. The Company also promises to pay any additional interest required by Section 6 of the Registration Rights Agreement (as defined in paragraph 17 below), upon the conditions, at the rates and for the periods specified therein. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal and premium, if any, payments. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company. The Indenture provides that any Subsidiary that guarantees Funded Indebtedness of the Company after the Issue Date will be required to equally and ratably guarantee the Securities. The Guarantee of the Securities by any subsidiary may be released if, but only so long as, no other Funded Indebtedness of the Company is guaranteed by such Subsidiary. Each of the Guarantees is an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

         4. No Optional Redemption. The Securities are not redeemable prior to their maturity.

         5. Paying Agent and Registrar. Initially, Chase Bank of Texas, National Association (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company may act in any such capacity.

         6. Indenture. The Company issued the Securities under an Indenture dated as of April 14, 1998 (the "Indenture") among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company.

         7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

         8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

         9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, any Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to provide for the assumption of the obligations of the Company and any Guarantor under the Indenture to Holders in the case of the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or any Guarantor; to reflect the release of any Guarantor from its Guarantee to the extent permitted by the Indenture; to add guarantees to the Securities; to add to the covenants of the Company or any Guarantors or to surrender any right of the Company or any Guarantor; to make any change that does not materially adversely affect the rights of any Holder; or to comply with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

         Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security, (iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

         10. Defaults and Remedies. Events of Default include: default in payment of interest on the Securities for 30 days; default in payment of principal of, or premium, if any, on the Securities; failure by the Company or any Guarantor for 60 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding to it to comply with any of its other covenants or agreements in the Indenture, the Guarantees or the

Securities; the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) that has an outstanding principal amount of $20 million or more individually or in the aggregate; a default in the payment of principal or interest in respect of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or in the aggregate, and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default; a final judgment or order for the payment of money in excess of $20 million (net of applicable insurance coverage) having been rendered against the Company, any Guarantor or any other "significant subsidiary" (as such term is defined in Regulation S-X under the Securities Exchange Act of 1934, as amended; a "Significant Subsidiary") of the Company and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days; or certain events involving bankruptcy, insolvency or reorganization of the Company, any Guarantor or any other Significant Subsidiary of the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Guarantor, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus premium, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         11. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

         12. Trustee Dealings with Company and Guarantors. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantors or their respective Affiliates, and may otherwise deal with the Company, any Guarantors or their respective Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

         16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company and the Initial Purchasers.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                             R&B Falcon Corporation
                             901 Threadneedle
                             Houston, Texas 77079
                             Attention:  Leighton E. Moss

                          FORM OF NOTATION ON SECURITY
                          RELATING TO FUTURE GUARANTEES

         Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.



                                           [NAMES OF GUARANTORS]


                                           By:
                                              ------------------------

                                 ASSIGNMENT FORM


         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to _________________________________________


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:
      --------------------

Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
                    -----------------------------------------------------------
                         (Participant in a Recognized Signature Guaranty
                                        Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

                                    CHECK ONE

(1) |_|  to the Company or a Subsidiary thereof; or

(2) |_| to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3) |_| outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4) |_| pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(5) |_| pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 144 thereunder.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

         |_|  The transferee is an Affiliate of the Company.

         Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.


                                    Signed:
                                           ------------------------------------
                                    (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                    ------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ----------------------------     ---------------------------------------
                                       Notice:  to be executed by an executive
                                       officer*


--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                      SCHEDULE OF EXCHANGES OF SECURITIES*

         The following exchanges, redemptions or repurchases of a part of this Global Security have been made:



                                                                           PRINCIPAL AMOUNT OF
                                                                             GLOBAL SECURITY        SIGNATURE OF
                              AMOUNT OF DECREASE       AMOUNT OF INCREASE    FOLLOWING SUCH      AUTHORIZED OFFICER,
                             IN PRINCIPAL AMOUNT      IN PRINCIPAL AMOUNT     DECREASE (OR     TRUSTEE OR SECURITIES
DATE OF TRANSACTION           OF GLOBAL SECURITY       OF GLOBAL SECURITY       INCREASE)            CUSTODIAN
-------------------           ------------------       ------------------       ---------            ---------




--------
* This Schedule should be included only if the Security is a Global Security.

                                                                       EXHIBIT B



                            [FACE OF 7-YEAR SECURITY]

                             R&B FALCON CORPORATION

                    6 3/4% SERIES [A/B] SENIOR NOTE DUE 2005

                                CUSIP 74912E AB 7

No. ___                                                           $___________


         R&B Falcon Corporation, a Delaware corporation (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars on April 15, 2005 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security.*]

         Interest Payment Dates:    April 15 and October 15

         Record Dates:              April 1 and October 1

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.



Dated:

                                           R&B FALCON CORPORATION


                                           By:
                                              ------------------------

                                           By:
                                              ------------------------

Certificate of Authentication:


--------------------------------------------------------
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.



--------
*   This phrase should be included only if the Security is a Global Security.

By:
   ------------------------------------
   Authorized Signature


                           [GLOBAL SECURITIES LEGEND]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                     [TRANSFER RESTRICTED SECURITIES LEGEND]

         [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED


--------
*  This paragraph should be included only if the Security is a Global Security.

STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER
(IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE
RESTRICTIONS REFERRED TO IN (A) ABOVE.]*



--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                          [REVERSE OF 7-YEAR SECURITY]

                             R&B FALCON CORPORATION

                    6 3/4% SERIES [A/B] SENIOR NOTE DUE 2005

         This Security is one of a duly authorized issue of 6 3/4% Series [A/B] Senior Notes due 2005 (the "Securities") of R&B Falcon Corporation, a Delaware corporation (the "Company").

         1. Interest. The Company promises to pay interest on the principal amount of this Security at 6 3/4% per annum from April 14, 1998 until maturity. The Company will pay interest semiannually on April 15 and October 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from April 14, 1998; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 1998. The Company also promises to pay any additional interest required by Section 6 of the Registration Rights Agreement (as defined in paragraph 17 below), upon the conditions, at the rates and for the periods specified therein. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal and premium, if any, payments. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company. The Indenture provides that any Subsidiary that guarantees Funded Indebtedness of the Company after the Issue Date will be required to equally and ratably guarantee the Securities. The Guarantee of the Securities by any subsidiary may be released if, but only so long as, no other Funded Indebtedness of the Company is guaranteed by such Subsidiary. Each of the Guarantees is an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

         4. Optional Redemption. The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at a price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the Make-Whole Premium, if any (the "Redemption Price").

         The amount of the Make-Whole Premium with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of:

                           (i) the sum of the present values, calculated as of the Redemption Date, of:

                                    (A) each interest payment that, but for such
                  redemption would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date); and

                                    (B) the principal amount that, but for such
                  redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

         over

                           (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus 20 basis points. The Make-Whole Premium will be calculated by an Independent Investment Banker (as defined in the Indenture).

         For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         Periodic interest installments with respect to which the Interest Payment Date is on or prior to any Redemption Date will be payable to Holders of record at the close of business on the relevant record dates referred to herein, all as provided in the Indenture.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On or after the Redemption Date interest will cease to accrue on Securities or on the portions thereof called for redemption, as the case may be.

         5. Paying Agent and Registrar. Initially, Chase Bank of Texas, National Association (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company may act in any such capacity.

         6. Indenture. The Company issued the Securities under an Indenture dated as of April 14, 1998 (the "Indenture") among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company.

         7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

         8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

         9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, any Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to provide for the assumption of the obligations of the Company and any Guarantor under the Indenture to Holders in the case of the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or any Guarantor; to reflect the release of any Guarantor from its Guarantee to the extent permitted by the Indenture; to add guarantees to the Securities; to add to the covenants of the Company or any Guarantors or to surrender any right of the Company or any Guarantor; to make any change that does not materially adversely affect the rights of any Holder; or to comply with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

         Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security, (iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

         10. Defaults and Remedies. Events of Default include: default in payment of interest on the Securities for 30 days; default in payment of principal of, or premium, if any, on the Securities; failure by the Company or any Guarantor for 60 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding to it to comply with any of its other covenants or agreements in the Indenture, the Guarantees or the Securities; the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) that has an outstanding principal amount of $20 million or more individually or in the aggregate; a default in the payment of principal or interest in respect of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or in the aggregate, and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default; a final judgment or order for the payment of money in excess of $20 million (net of applicable insurance coverage) having been rendered against the Company, any Guarantor or any other "significant subsidiary" (as such term is defined in Regulation S-X under the Securities Exchange Act of 1934, as amended; a "Significant Subsidiary") of the Company and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days; or certain events involving bankruptcy, insolvency or reorganization of the Company, any Guarantor or any other Significant Subsidiary of the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Guarantor, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus premium, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         11. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

         12. Trustee Dealings with Company and Guarantors. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantors or their respective Affiliates, and may otherwise deal with the Company, any Guarantors or their respective Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

         16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted

Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company and the Initial Purchasers.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                             R&B Falcon Corporation
                             901 Threadneedle
                             Houston, Texas 77079
                             Attention:  Leighton E. Moss

                          FORM OF NOTATION ON SECURITY
                          RELATING TO FUTURE GUARANTEES

         Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.




                                           [NAMES OF GUARANTORS]


                                           By:
                                              ---------------------------

                                 ASSIGNMENT FORM


         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to _________________________________________


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:
     ----------------------------

Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
                    -----------------------------------------------------------
                               (Participant in a Recognized Signature
                                     Guaranty Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

                                    CHECK ONE

(1) [ ]  to the Company or a Subsidiary thereof; or

(2) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3) [ ] outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4) [ ] pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(5) [ ] pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 144 thereunder.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

         [ ]  The transferee is an Affiliate of the Company.

         Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.


                                   Signed:
                                          ----------------------------------
                                   (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                    --------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ---------------------------             ---------------------------------
                                              Notice: to be executed by an
                                                      executive officer]*



--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                                            SCHEDULE OF EXCHANGES OF SECURITIES*

         The following exchanges, redemptions or repurchases of a part of this Global Security have been made:



                                                                           PRINCIPAL AMOUNT OF
                                                                             GLOBAL SECURITY        SIGNATURE OF
                              AMOUNT OF DECREASE       AMOUNT OF INCREASE    FOLLOWING SUCH      AUTHORIZED OFFICER,
                             IN PRINCIPAL AMOUNT      IN PRINCIPAL AMOUNT     DECREASE (OR     TRUSTEE OR SECURITIES
DATE OF TRANSACTION           OF GLOBAL SECURITY       OF GLOBAL SECURITY       INCREASE)            CUSTODIAN
-------------------           ------------------       ------------------  ------------------- ---------------------




--------
*        This Schedule should be included only if the Security is a Global
         Security.

                                                                       EXHIBIT C


                           [FACE OF 10-YEAR SECURITY]

                             R&B FALCON CORPORATION

                     6.95% SERIES [A/B] SENIOR NOTE DUE 2008

                                CUSIP 74912E AC 5
No. ___                                                              $________


         R&B Falcon Corporation, a Delaware corporation (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars on April 15, 2008 or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security.*

         Interest Payment Dates:    April 15 and October 15

         Record Dates:              April 1 and October 1

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

Dated:

                                          R&B FALCON CORPORATION

                                          By:
                                             ------------------------------

                                          By:
                                             ------------------------------


Certificate of Authentication:


--------------------------------------------------------
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.


--------
*        This phrase should be included only if the Security is a Global
         Security.

By:
   ----------------------------------
   Authorized Signature



                           [GLOBAL SECURITIES LEGEND]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                     [TRANSFER RESTRICTED SECURITIES LEGEND]

         [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED


--------
*        This paragraph should be included only if the Security is a Global
         Security.

STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.]*



--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                          [REVERSE OF 10-YEAR SECURITY]

                             R&B FALCON CORPORATION

                     6.95% SERIES [A/B] SENIOR NOTE DUE 2008

         This Security is one of a duly authorized issue of 6.95% Series [A/B] Senior Notes due 2008 (the "Securities") of R&B Falcon Corporation, a Delaware corporation (the "Company").

         1. Interest. The Company promises to pay interest on the principal amount of this Security at 6.95% per annum from April 14, 1998 until maturity. The Company will pay interest semiannually on April 15 and October 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from April 14, 1998; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 1998. The Company also promises to pay any additional interest required by Section 6 of the Registration Rights Agreement (as defined in paragraph 17 below), upon the conditions, at the rates and for the periods specified therein. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal and premium, if any, payments. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company. The Indenture provides that any Subsidiary that guarantees Funded Indebtedness of the Company after the Issue Date will be required to equally and ratably guarantee the Securities. The Guarantee of the Securities by any subsidiary may be released if, but only so long as, no other Funded Indebtedness of the Company is guaranteed by such Subsidiary. Each of the Guarantees is an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

         4. Optional Redemption. The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at a price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the Make-Whole Premium, if any (the "Redemption Price").

         The amount of the Make-Whole Premium with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of:

                  (i) the sum of the present values, calculated as of the Redemption Date, of:

                                    (A) each interest payment that, but for such
                  redemption would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date); and

                                    (B) the principal amount that, but for such
                  redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

         over

                  (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus 20 basis points. The Make-Whole Premium will be calculated by an Independent Investment Banker (as defined in the Indenture).

         For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         Periodic interest installments with respect to which the Interest Payment Date is on or prior to any Redemption Date will be payable to Holders of record at the close of business on the relevant record dates referred to herein, all as provided in the Indenture.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On or after the Redemption Date interest will cease to accrue on Securities or on the portions thereof called for redemption, as the case may be.

         5. Paying Agent and Registrar. Initially, Chase Bank of Texas, National Association (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company may act in any such capacity.

         6. Indenture. The Company issued the Securities under an Indenture dated as of April 14, 1998 (the "Indenture") among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company.

         7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

         8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

         9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, any Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to provide for the assumption of the obligations of the Company and any Guarantor under the Indenture to Holders in the case of the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or any Guarantor; to reflect the release of any Guarantor from its Guarantee to the extent permitted by the Indenture; to add guarantees to the Securities; to add to the covenants of the Company or any Guarantors or to surrender any right of the Company or any Guarantor; to make any change that does not materially adversely affect the rights of any Holder; or to comply with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

         Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security, (iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

         10. Defaults and Remedies. Events of Default include: default in payment of interest on the Securities for 30 days; default in payment of principal of, or premium, if any, on the Securities; failure by the Company or any Guarantor for 60 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding to it to comply with any of its other covenants or agreements in the Indenture, the Guarantees or the Securities; the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) that has an outstanding principal amount of $20 million or more individually or in the aggregate; a default in the payment of principal or interest in respect of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or in the aggregate, and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default; a final judgment or order for the payment of money in excess of $20 million (net of applicable insurance coverage) having been rendered against the Company, any Guarantor or any other "significant subsidiary" (as such term is defined in Regulation S-X under the Securities Exchange Act of 1934, as amended; a "Significant Subsidiary") of the Company and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days; or certain events involving bankruptcy, insolvency or reorganization of the Company, any Guarantor or any other Significant Subsidiary of the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Guarantor, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus premium, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         11. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

         12. Trustee Dealings with Company and Guarantors. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantors or their respective Affiliates, and may otherwise deal with the Company, any Guarantors or their respective Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

         16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted

Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company and the Initial Purchasers.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                             R&B Falcon Corporation
                             901 Threadneedle
                             Houston, Texas 77079
                             Attention:  Leighton E. Moss

                          FORM OF NOTATION ON SECURITY
                          RELATING TO FUTURE GUARANTEES

         Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.


                                          [NAMES OF GUARANTORS]


                                          By:
                                             --------------------------------

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to _________________________________________



--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:
      --------------------

Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
                     ----------------------------------------------------------
                            (Participant in a Recognized Signature
                                 Guaranty Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

                                    CHECK ONE

(1) [ ]  to the Company or a Subsidiary thereof; or

(2) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3) [ ] outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4) [ ] pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(5) [ ] pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 144 thereunder.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

         [ ]  The transferee is an Affiliate of the Company.

         Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.


                                    Signed:
                                           -----------------------------------
                                    (Sign exactly as your name appears on the other side of this Security)


 Signature Guarantee:
                    ----------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      ----------------------------      ---------------------------------------
                                        Notice:  to be executed by an executive
                                                 officer]*





--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                      SCHEDULE OF EXCHANGES OF SECURITIES*

         The following exchanges, redemptions or repurchases of a part of this Global Security have been made:


                                                                           PRINCIPAL AMOUNT OF
                                                                             GLOBAL SECURITY        SIGNATURE OF
                              AMOUNT OF DECREASE       AMOUNT OF INCREASE    FOLLOWING SUCH      AUTHORIZED OFFICER,
                             IN PRINCIPAL AMOUNT      IN PRINCIPAL AMOUNT     DECREASE (OR     TRUSTEE OR SECURITIES
DATE OF TRANSACTION           OF GLOBAL SECURITY       OF GLOBAL SECURITY       INCREASE)            CUSTODIAN
-------------------           ------------------       ------------------  ------------------- ---------------------



--------
*        This Schedule should be included only if the Security is a Global
         Security.

                                                                       EXHIBIT D


                           [FACE OF 20-YEAR SECURITY]

                             R&B FALCON CORPORATION

                     73/8% SERIES [A/B] SENIOR NOTE DUE 2018

                                CUSIP 74912E AD 3

No. ___                                                             $_________

         R&B Falcon Corporation, a Delaware corporation (the "Company"), for value received promises to pay to ___________________________ or registered assigns, the principal sum of $_________ Dollars on April 15, 2018 [or such greater or lesser amount as is indicated on the Schedule of Exchanges of Securities on the other side of this Security].*

         Interest Payment Dates:    April 15 and October 15

         Record Dates:              April 1 and October 1

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.


Dated:
                                           R&B FALCON CORPORATION

                                           By:
                                              --------------------------------

                                           By:
                                              --------------------------------

Certificate of Authentication:


--------------------------------------------------------
as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.

--------
*        This phrase should be included only if the Security is a Global
         Security.

By:
   -------------------------------------
   Authorized Signature

                           [GLOBAL SECURITIES LEGEND]

         [UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. THE DEPOSITORY TRUST COMPANY SHALL ACT AS THE DEPOSITARY UNTIL A SUCCESSOR SHALL BE APPOINTED BY THE COMPANY AND THE REGISTRAR. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                     [TRANSFER RESTRICTED SECURITIES LEGEND]

         [THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) INSIDE THE UNITED


--------
*        This paragraph should be included only if the Security is a Global
         Security.

STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER
(IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE
RESTRICTIONS REFERRED TO IN (A) ABOVE.]*


--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                          [REVERSE OF 20-YEAR SECURITY]

                             R&B FALCON CORPORATION

                     73/8% SERIES [A/B] SENIOR NOTE DUE 2018

         This Security is one of a duly authorized issue of 73/8 % Series [A/B] Senior Notes due 2018 (the "Securities") of R&B Falcon Corporation, a Delaware corporation (the "Company").

         1. Interest. The Company promises to pay interest on the principal amount of this Security at 73/8% per annum from April 14, 1998 until maturity. The Company will pay interest semiannually on April 15 and October 15 of each year (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from April 14, 1998; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be October 15, 1998. The Company also promises to pay any additional interest required by Section 6 of the Registration Rights Agreement (as defined in paragraph 17 below), upon the conditions, at the rates and for the periods specified therein. Further, the Company shall pay interest on overdue principal and premium, if any, from time to time on demand at a rate equal to the interest rate then in effect; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal and premium, if any, payments. The Company will pay the principal of, and premium, if any, and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

         3. Ranking and Guarantees. The Securities are senior unsecured obligations of the Company. The Indenture provides that any Subsidiary that guarantees Funded Indebtedness of the Company after the Issue Date (including indebtedness under the New Bank Facility) will be required to equally and ratably guarantee the Securities. The Guarantee of the Securities by any subsidiary may be released if, but only so long as, no other Funded Indebtedness of the Company is guaranteed by such Subsidiary. Each of the Guarantees is an unsecured obligation of the Guarantor providing such Guarantee. Certain limitations to the obligations of the Guarantors are set forth in further detail in the Indenture. References herein to the Indenture or the Securities shall be deemed also to refer to the Guarantees set forth in the Indenture except where the context otherwise requires.

         4. Optional Redemption. The Securities may be redeemed at any time, at the option of the Company, in whole or from time to time in part, at a price equal to 100% of their principal amount plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the Redemption Date) plus the Make-Whole Premium, if any (the "Redemption Price").

         The amount of the Make-Whole Premium with respect to any Security (or portion thereof) to be redeemed will be equal to the excess, if any, of:

                           (i) the sum of the present values, calculated as of the Redemption Date, of:

                                    (A) each interest payment that, but for such
                  redemption would have been payable on the Security (or portion thereof) being redeemed on each Interest Payment Date occurring after the Redemption Date (excluding any accrued and unpaid interest for the period prior to the Redemption Date); and

                                    (B) the principal amount that, but for such
                  redemption, would have been payable at the final maturity of the Security (or portion thereof) being redeemed;

         over

                           (ii) the principal amount of the Security (or portion thereof) being redeemed.

The present values of interest and principal payments referred to in clause (i) above will be determined in accordance with generally accepted principles of financial analysis. Such present values will be calculated by discounting the amount of each payment of interest or principal from the date that each such payment would have been payable, but for the redemption, to the Redemption Date at a discount rate equal to the Treasury Yield plus 25 basis points. The Make-Whole Premium will be calculated by an Independent Investment Banker (as defined in the Indenture).

         For purposes of determining the Make-Whole Premium, "Treasury Yield" means a rate of interest per annum equal to the weekly average yield to maturity of United States Treasury Notes that have a constant maturity that corresponds to the remaining term to maturity of the Securities, calculated to the nearest 1/12 of a year (the "Remaining Term"). The Treasury Yield will be determined as of the third Business Day immediately preceding the applicable Redemption Date. The weekly average yields of United States Treasury Notes will be determined by reference to the most recent statistical release published by the Federal Reserve Bank of New York and designated "H.15(519) Selected Interest Rates" or any successor release (the "H.15 Statistical Release"). If the H.15 Statistical Release sets forth a weekly average yield for United States Treasury Notes having a constant maturity that is the same as the Remaining Term, then Treasury Yield will be equal to such weekly average yield. In all other cases, the Treasury Yield will be calculated by interpolation, on a straight-line basis, between the weekly average yields on the United States Treasury Notes that have a constant maturity closest to and greater than the Remaining Term and the United States Treasury Notes that have a constant maturity closest to and less than the Remaining Term (in each case as set forth in the H.15 Statistical Release). Any weekly average yields so calculated by interpolation will be rounded to the nearest 1/100 of 1%, with any figure of 1/200% or above being rounded upward. If weekly average yields for United States Treasury Notes are not available in the H.15 Statistical Release or otherwise, then the Treasury Yield will be calculated by interpolation of comparable rates selected by the Independent Investment Banker.

         Periodic interest installments with respect to which the Interest Payment Date is on or prior to any Redemption Date will be payable to Holders of record at the close of business on the relevant record dates referred to herein, all as provided in the Indenture.

         Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. On or after the Redemption Date interest will cease to accrue on Securities or on the portions thereof called for redemption, as the case may be.

         5. Paying Agent and Registrar. Initially, Chase Bank of Texas, National Association (the "Trustee"), the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Company may act in any such capacity.

         6. Indenture. The Company issued the Securities under an Indenture dated as of April 14, 1998 (the "Indenture") among the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb), as in effect on the date of execution of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Securities are unsecured general obligations of the Company.

         7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.

         8. Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.

         9. Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on the Securities) by the Holders of at least a majority in principal amount of the Securities then outstanding in accordance with the terms of the Indenture. Without the consent of any Holder, the Company, any Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to provide for the assumption of the obligations of the Company and any Guarantor under the Indenture to Holders in the case of the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or any Guarantor; to reflect the release of any Guarantor from its Guarantee to the extent permitted by the Indenture; to add guarantees to the Securities; to add to the covenants of the Company or any Guarantors or to surrender any right of the Company or any Guarantor; to make any change that does not materially adversely affect the rights of any Holder; or to comply with the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

         The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of the Indenture.

         Without the consent of each Holder affected, the Company may not (i) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver, (ii) reduce the rate of or change the time for payment of interest, including default interest, on any Security, (iii) reduce the principal of or change the fixed maturity of any Security or alter the premium or other provisions with respect to redemption, (iv) make any Security payable in money other than that stated in the Security, (v) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on any Security, (vi) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture or (vii) waive a continuing Default or Event of Default in the payment of principal of, or premium, if any, or interest on the Securities.

         10. Defaults and Remedies. Events of Default include: default in payment of interest on the Securities for 30 days; default in payment of principal of, or premium, if any, on the Securities; failure by the Company or any Guarantor for 60 days after written notice by the Trustee or by the Holders of at least 25% of the aggregate principal amount of the Securities then outstanding to it to comply with any of its other covenants or agreements in the Indenture, the Guarantees or the Securities; the acceleration of the maturity of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) that has an outstanding principal amount of $20 million or more individually or in the aggregate; a default in the payment of principal or interest in respect of any Indebtedness of the Company or any Subsidiary of the Company (other than the Securities or any Non-Recourse Indebtedness) having an outstanding principal amount of $20 million or more individually or in the aggregate, and such default shall be continuing for a period of 30 days without the Company or such Subsidiary, as the case may be, effecting a cure of such default; a final judgment or order for the payment of money in excess of $20 million (net of applicable insurance coverage) having been rendered against the Company, any Guarantor or any other "significant subsidiary" (as such term is defined in Regulation S-X under the Securities Exchange Act of 1934, as amended; a "Significant Subsidiary") of the Company and such judgment or order shall continue unsatisfied and unstayed for a period of 60 days; or certain events involving bankruptcy, insolvency or reorganization of the Company, any Guarantor or any other Significant Subsidiary of the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the principal of, and premium, if any, and interest on all the Securities to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Guarantor, all outstanding Securities become due and payable immediately without further action or notice. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus premium, if any, and accrued interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or premium, if any, or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

         11. Discharge Prior to Maturity. The Indenture shall be discharged and canceled upon the payment of all of the Securities and shall be discharged except for certain obligations upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations sufficient for such payment.

         12. Trustee Dealings with Company and Guarantors. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantors or their respective Affiliates, and may otherwise deal with the Company, any Guarantors or their respective Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         14. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.

         16. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         17. Additional Rights of Holders of Transfer Restricted Securities. In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted

Securities shall have all the rights set forth in the Registration Rights Agreement, dated as of the Issue Date (the "Registration Rights Agreement"), among the Company and the Initial Purchasers.

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                             R&B Falcon Corporation
                             901 Threadneedle
                             Houston, Texas 77079
                             Attention:  Leighton E. Moss

                          FORM OF NOTATION ON SECURITY
                          RELATING TO FUTURE GUARANTEES

         Each Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

         The obligations of the Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article IX of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantees.

                                           [NAMES OF GUARANTORS]


                                           By:
                                              --------------------------------

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to _________________________________________


--------------------------------------------------------------------------------
             (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------

Date:
      -------------------------

Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
                     ----------------------------------------------------------
                             (Participant in a Recognized Signature
                                  Guaranty Medallion Program)

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred as specified below:

                                    CHECK ONE

(1) [ ]  to the Company or a Subsidiary thereof; or

(2) [ ] to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

(3) [ ] outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4) [ ] pursuant to an effective registration statement under the Securities Act of 1933, as amended; or

(5) [ ] pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 144 thereunder.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

         [ ]  The transferee is an Affiliate of the Company.

         Unless one of items (1) through (5) above is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if item (3), or (5) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

         If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 of the Indenture shall have been satisfied.


                                     Signed:
                                            ----------------------------------
                                     (Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                    ----------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      --------------------------         -------------------------------------
                                         Notice:  to be executed by an
                                                  executive officer]*


--------
* These paragraphs should be included only if the Security is a Transfer Restricted Security.

                      SCHEDULE OF EXCHANGES OF SECURITIES*

         The following exchanges, redemptions or repurchases of a part of this Global Security have been made:



                                                                           PRINCIPAL AMOUNT OF
                                                                             GLOBAL SECURITY        SIGNATURE OF
                              AMOUNT OF DECREASE       AMOUNT OF INCREASE    FOLLOWING SUCH      AUTHORIZED OFFICER,
                             IN PRINCIPAL AMOUNT      IN PRINCIPAL AMOUNT     DECREASE (OR     TRUSTEE OR SECURITIES
DATE OF TRANSACTION           OF GLOBAL SECURITY       OF GLOBAL SECURITY       INCREASE)            CUSTODIAN
-------------------           ------------------       ------------------  ------------------- ---------------------





--------
*        This Schedule should be included only if the Security is a Global
         Security.

                                                                       EXHIBIT E



                         FORM OF SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ____________ between ____________________, a __________ corporation (the "New
Guarantor"), a subsidiary of R&B Falcon Corporation, a Delaware corporation (the "Company"), and [____________________], as trustee under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Indenture (as defined below).

                               W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as amended or supplemented from time to time, the "Indenture"), dated as of April 14, 1998;

         WHEREAS, Section 9.05 of the Indenture provides that under certain circumstances the Company must cause certain of its subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such subsidiaries shall unconditionally guarantee all of the Company's obligations under the Securities (as defined in the Indenture) pursuant to a Guarantee on the terms and conditions set forth herein; and

         WHEREAS, pursuant to Section 9.05 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the New Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

         1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Indenture.

         2. Agreement to Guarantee. The New Guarantor hereby fully, unconditionally and absolutely guarantees, jointly and severally with all other Guarantors, the Company's obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article IX of the Indenture and agrees to be bound by all other applicable provisions of the Indenture.

         3. No Recourse Against Others. No past, present or future director, officer, employee, incorporator, shareholder or agent of any Guarantor, as such, shall have any liability for any



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obligations of the Company or any Guarantor under the Securities, any
Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

         4. New York Law to Govern. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

         5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

         7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Guarantor.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


Dated:                                 [NAME OF NEW SUBSIDIARY GUARANTOR]
      ----------------------


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

Dated:                                 [                                   ]
       ---------------------            -----------------------------------
                                           as Trustee


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:





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